SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  May 7, 2004


                            NewPower Holdings, Inc.

            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                               1-16157                52-2208601
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(State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                     File Number)          Identification No.)


93 Cherry Street, New Canaan, CT                      06480
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(Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code: (203) 966-2880

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Item 5. Other Events and Required FD Disclosure.

     As previously reported, on August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court") confirmed the Second Amended Chapter 11 Plan (the "Plan") with respect to NewPower Holdings, Inc. (the "Company") and TNPC Holdings, Inc. ("TNPC"), a wholly owned subsidiary of the Company. As previously reported, on February 28, 2003, the Bankruptcy Court previously confirmed the Plan, and the Plan has been effective as of March 11, 2003, with respect to The New Power Company, a wholly owned subsidiary of the Company. The Plan became effective on October 9, 2003 with respect to the Company and TNPC.

     On May 7, 2004, the Company filed a motion with the Bankruptcy Court for an order permitting the Company, pursuant to section 5.20 of the Plan, to make interim distributions to and/or to establish reserves for certain remaining stakeholders under the Plan (such motion, the "Interim Distribution Motion"). The amount of the interim distribution allocable to shareholders eligible for receipt thereof would be forty cents ($0.40) per share of common stock of the Company. This paragraph is qualified in its entirety to the text of the Interim Distribution Motion, attached hereto as Exhibit 99.1.

     Any interim distribution is subject to approval by the Bankruptcy Court. The Company anticipates that it will make an additional, final distribution of liquidation proceeds to holders of allowed claims and interests in Classes 9 (Common Stock), 10 (Options) and 11 (Warrants) and to any remaining holders of allowed claims in Class 8 (Securities Claims), which will be paid in accordance with the terms of the Plan. The amount of any final distribution of liquidation proceeds will depend on the resolution of all remaining and any future claims by or against the Company.

Cautionary Statement

     This disclosure and the Interim Distribution Motion contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and
Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit No.        Description.

    99.1      Interim Distribution Motion of the Company dated May 7, 2004.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 7, 2004


                             NEWPOWER HOLDINGS, INC.


                             By: /s/ M. Patricia Foster
                                 -------------------------------
                                 Name:   M. Patricia Foster
                                 Title:  President & Chief Executive
                                 Officer



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                                 EXHIBIT INDEX

      The following exhibit is filed herewith:


Exhibit No.                          Description
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99.1       Interim Distribution Motion of the Company dated May 7, 2004.



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